UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

U.S. CONCRETE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street

Euless, Texas 76039

(Address of principal executive offices, including ZIP code)

(817) 835-4100

(Registrant’s telephone number, including area code)

2925 Briarpark, Suite 1050

Houston, Texas 77042

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement by and among Oldcastle Precast, Inc., U.S. Concrete, Inc. and Central Precast Concrete, Inc., San Diego Precast Concrete, Inc., and Sierra Precast, Inc. dated August 2, 2012.

On August 2, 2012, U.S. Concrete, Inc. (the “Company”) entered into a definitive asset purchase agreement (the “Asset Purchase Agreement”) to sell substantially all of the Company’s California pre-cast operations to Oldcastle Precast, Inc. The Company’s California pre-cast operations consist of the operations of Central Precast Concrete, Inc., San Diego Precast Concrete, Inc. and Sierra Precast, Inc. which are also parties to the Asset Purchase Agreement. The Asset Purchase Agreement provides that, on and subject to the terms thereof, the Company agrees to sell its California pre-cast operations to Oldcastle Precast, Inc. for $21,250,000 in cash, plus the final net working capital adjustments.

The assets to be purchased by Oldcastle Precast, Inc. pursuant to the Asset Purchase Agreement include certain facilities, fixed assets, inventory, assumed contracts, regulatory approvals, materials, records and intellectual property in each case, related to the Company’s California pre-cast operations. In connection with the Asset Purchase Agreement, Oldcastle Precast, Inc. will also assume certain liabilities and obligations of the Company arising out of or related to the assumed contracts and the Company’s California pre-cast operations.

Under the Asset Purchase Agreement, the Company has certain obligations, including the obligation to pay for any sales tax in connection with the transaction as well as severance costs of all employees that are not hired by Oldcastle Precast, Inc. The Asset Purchase Agreement contains customary representations, warranties and covenants. The Company agreed to indemnify Oldcastle Precast, Inc., its affiliates, officers, directors and employees with respect to the Company’s breaches of the representations, warranties and covenants in the Asset Purchase Agreement, subject to certain exclusions and limitations. Oldcastle Precast, Inc. agreed to indemnify the Company, its affiliates, officers, directors and employees with respect to Oldcastle Precast, Inc.’s breaches of the representations, warranties and covenants in the Asset Purchase Agreement, subject to certain exclusions and limitations.

This transaction is subject to customary closing conditions and is expected to close during the third quarter of 2012.

The foregoing description of the material terms of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the Asset Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Letter Agreement to Credit Agreement dated August 31, 2010, as amended by the First Amendment to Credit Agreement dated November 3, 2011, among U.S. Concrete, Inc., the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent .

U.S. Concrete, Inc. (the “Borrower”), certain subsidiaries of the Borrower (the “Loan Parties”), JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and certain lenders (the “Lenders”) have entered into a Credit Agreement, dated as of August 31, 2010, as amended by the First Amendment dated November 3, 2011, by and among the Borrower, the Loan Parties, JPMorgan Chase Bank, N.A. and the Lenders (as amended, the “Credit Agreement”).

The Borrower has advised the Administrative Agent and the Lenders that (a) the Borrower, Central Precast Concrete, Inc., a California corporation (“Central”), San Diego Precast Concrete, Inc., a Delaware corporation (“San Diego Precast”), and Sierra Precast, Inc., a California corporation (“Sierra” and together with the Borrower, Central and San Diego Precast, the “Sellers” and each individually a “Seller”), have entered into the Asset Purchase Agreement with Oldcastle Precast, Inc., a Washington corporation (the “Purchaser”), pursuant to which the Sellers will sell certain assets owned and used by them in their precast concrete businesses (such sale, the “Oldcastle Sale”) in exchange for cash and other consideration as more particularly described in the Asset Purchase Agreement. The Borrower has acknowledged that the Oldcastle Sale is prohibited by the Credit Agreement absent the consent of the certain lenders. The Borrower, the Administrative Agent and the Lenders have entered into a letter agreement dated August 2, 2012 (the “Letter Agreement”) that evidences the Administrative Agent’s and each Lender’s (a) consent to the Oldcastle Sale and (b) authorization for the Administrative Agent to release, upon the date of the consummation of the Oldcastle Sale (the “Oldcastle Sale Closing Date”), the liens on and security interests in the assets created in favor of the Administrative Agent for the benefit of the secured parties pursuant to the collateral documents. Subject to certain terms and conditions, including the cash proceeds constituting net proceeds attributable to the collateral being prepaid in accordance with the Credit Agreement, the Administrative Agent and the Lenders have agreed to the Borrower’s requests as set forth in the Letter Agreement.

The foregoing description of the material terms of the Letter Agreement does not purport to be complete and is qualified in its entirety by the Letter Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Asset Purchase Agreement by and among Oldcastle Precast, Inc., U.S. Concrete, Inc. and Central Precast Concrete, Inc., San Diego Precast Concrete, Inc., and Sierra Precast, Inc. dated August 2, 2012.

10.2	Letter Agreement dated August 2, 2012, among U.S. Concrete, Inc., the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press release of U.S. Concrete, Inc. dated August 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: August 2, 2012	By:	/s/ Kent D. Cauley
	Name:	Kent D. Cauley
	Title:	Vice President of Finance

Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase Agreement by and among Oldcastle Precast, Inc., U.S. Concrete, Inc. and Central Precast Concrete, Inc., San Diego Precast Concrete, Inc., and Sierra Precast, Inc. dated August 2, 2012.

10.2	Letter Agreement dated August 2, 2012 among U.S.Concrete, Inc, the other Loan Parties party thereto, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

99.1	Press release of U.S. Concrete, Inc. dated August 3, 2012.